UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 10, 2024 (April 4, 2024)

INVACARE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15103	38-4264819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices) (Zip Code)

(440) 329-6000
(Registrant’s telephone number, including area code)
None
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(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Exchange Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On April 8, 2024, Invacare Holdings Corporation (the “Company”) entered into the Third Amendment to the Loan and Security Agreement (the “Third Amendment”) by and among the Company, certain of the Company’s direct and indirect North American subsidiaries (the “ABL Borrowers”), certain other of the Company’s direct and indirect North American subsidiaries (together with the Company, the “ABL Guarantors”), Invacare International Holdings Corp. (“Intermediate Holdings”), each lender party thereto (collectively, the “Lenders”), and White Oak Commercial Finance, LLC, as administrative and as collateral agent (the “Agent”). The Third Amendment amends the Loan and Security Agreement, dated as of May 5, 2023 (the “Loan and Security Agreement”, as amended by the First Amendment to Loan and Security Agreement dated as of February 26, 2024 (the “First Amendment”), as further amended by the Second Amendment dated as of March 13, 2024 (the “Second Amendment”) and as further amended by the Third Amendment, the “Amended Loan and Security Agreement”).

The Third Amendment, among other things, amended certain provisions of the Loan and Security Agreement to: (i) provide for additional borrowings under the Amended Loan and Security Agreement in the aggregate principal amount of $14,000,000 and additional delayed draw term loan borrowings in an aggregate principal amount not to exceed $10,000,000, (ii) increase the margin applicable to the loans under the Amended Loan and Security Agreement to eight percent (8.0%), (iii) modify the financial covenants under the Amended Loan and Security Agreement to remove testing of the fixed charge coverage ratio and minimum unrestricted cash balances, (iv) extend the deadline for delivery of certain financial statements, (vi) add certain covenants as set forth therein, and (vii) waive an event of default arising from the Company’s failure to deliver financial statements for the fiscal quarter ending September 30, 2023 as and when required by the Amended Loan and Security Agreement. The Third Amendment may additionally amend, subject to the occurrence of the CF Transition Date (as defined below), certain provisions of the Loan and Security Agreement to: (i) include an annual loan prepayment requirement based on excess cash flow of ABL Borrowers and their subsidiaries, (ii) shorten the maturity date applicable to the loans thereunder and (iii) provide for additional guarantees of the obligations under the Amended Loan and Security Agreement by subsidiaries of the Company that are not guarantors thereunder and the granting of additional collateral in assets of subsidiaries of the Company that do not secure the obligations under the Amended Loan and Security Agreement as of the effective date of the Third Amendment, in each case, upon request by the Lenders.

In connection with and pursuant to the Third Amendment, on April 8, 2024, the Company entered into (i) a Master Equity Agreement (the “Master Equity Agreement”) by and among the Company, Intermediate Holdings, Invacare Corporation, and each of the Lenders (or their designated affiliates) party thereto (each, a “Holder” and collectively, the “Holders”), which provides that certain equity transactions will occur upon the CF Transition Date and (ii) an Exchange Agreement by and among the Company, Intermediate Holdings, Invacare Corporation, and each Holder, which agreement is effective upon the CF Transition Date and provides for certain equity transactions after such effectiveness. Under the Master Equity Agreement, the CF Transition Date is defined as: the business day after the earliest date that: (a) the obligations under the Company’s term loan documents and convertible notes are paid in full or (b) the covenants in the term loan documents or the convertible notes documents applicable to the transactions contemplated by the Master Equity Agreement (the “Transactions”) are either (i) no longer applicable to prohibit the Transactions; or (ii) waived or modified by the requisite creditors under the Company’s term loan and requisite holders under the convertible notes.

Pursuant to the Master Equity Agreement and the Exchange Agreement, upon (and subject to) the occurrence of CF Transition Date, the Company, Intermediate Holdings, and Invacare Corporation agreed to take the following actions:

i.file an Amended and Restated Certificate of Designations of Series A Preferred Stock of the Company substantially in the form set forth on Exhibit C to the Master Equity Agreement (the “Parent A&R Series A COD”), which will amend certain provisions contained therein including to reflect the issuance and terms of the Series B Preferred Stock (as defined below) that for so long as the Master Equity Group Members (as defined in the Parent A&R Series A COD) hold at least a majority of all outstanding shares of Parent Series A Preferred Stock and Series B Preferred Stock (as defined below), holders of Series B Preferred Stock would be entitled to vote together with holders of the Parent Series A Preferred Stock as a separate class on all matters upon which holders of Parent Series A Preferred Stock are entitled to vote, including the issuance of any shares of capital stock of the Company other than the Company’s common stock, par value $0.001 per share (the “Parent Common Stock”);
ii.file a Certificate of Designation of Series B Preferred Stock of the Company substantially in the form set forth on Exhibit D to the Master Equity Agreement (the “Parent Series B COD”) which will create a new series of preferred stock of the Company and establish the designations, powers, preferences and rights with respect to such Series B Redeemable Preferred Stock (the “Series B Preferred Stock”). Each share of Series B Preferred Stock and share of Intermediate Holdings Preferred Stock will be treated together as a single unit and will rank senior to the Parent Common Stock and Parent Series A Preferred Stock with respect to dividend rights and upon a liquidation, winding-up or dissolution of the Company;
iii.cause Intermediate Holdings to file the Amended and Restated Certificate of Incorporation of Intermediate Holdings substantially in the form set forth on Exhibit E to the Master Equity Agreement (the “Second A&R Charter of Intermediate Holdings”) which will, among other things, (i) increase the number of authorized shares of common stock of Intermediate Holdings (the “Intermediate Holdings Common Stock”) by an amount sufficient to satisfy any exercise of the Intermediate Holdings Warrant (as defined below) and (ii) authorize 5,938,620 shares of Series B Preferred Stock for issuance;
iv.cause Intermediate Holdings to file the Certificate of Designations of Intermediate Holdings substantially in the form set forth on Exhibit F to the Master Equity Agreement (the “Intermediate Holdings COD”) which will create a new series of preferred stock of Intermediate Holdings and establish the designations, powers, preferences and rights with respect to such 9.00% Series A Preferred Stock (the “Intermediate Holdings Preferred Stock”);
v.cause Invacare Corporation to file an amendment to its Certificate of Incorporation increasing the number of authorized shares of common stock of Invacare Corporation (the “Invacare Corporation Common Stock”) by an amount sufficient to satisfy any exercise of the Invacare Corporation Warrants (as defined below);
vi.issue to Intermediate Holdings 5,938,620 shares of Series B Preferred Stock of the Company;
vii.cause Intermediate Holdings to exchange each share of Series A Preferred Stock of the Company held by the Holders for one share of Series B Preferred Stock of the Company held by Intermediate Holdings and one share of Intermediate Holdings Preferred Stock in accordance with the terms of the Exchange Agreement (as defined below);
viii.cause Intermediate Holdings to issue to each Holder a warrant (the “Intermediate Holdings Warrant”) to purchase a certain number of shares of Intermediate Holdings Common Stock which will give the Holders the right to acquire up to 49% of the Common Stock Deemed Outstanding (as defined in the Exchange Agreement) in the aggregate of Intermediate Holdings Common Stock; and

ix.cause Invacare Corporation to issue to each Holder a warrant (the “Invacare Corporation Warrant”) to purchase a certain number of shares of Invacare Corporation Common Stock which will give the Holders the right to acquire up to 49% of the Common Stock Deemed Outstanding in the aggregate of Invacare Corporation Common Stock.

The descriptions of the Third Amendment, the Master Equity Agreement and the Exchange Agreement as contained herein are qualified in their entirety by reference to the text of such agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3. respectively and are each incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation of an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.

Item 2.05. Costs Associated with Exit or Disposal Activities.
On April 4, 2024, the Company announced a restructuring focused on improving its cost structure by streamlining its operations and right sizing its organization in North America, primarily related to headcount reductions. As a result, the Company anticipates annual pre-tax savings of approximately $8 million. The Company will incur restructuring charges of approximately $1 million and expects to make cash payments in the same amount, primarily related to severance costs expected to be paid out over the second quarter of 2024.

As it has done for the past several years, the Company continues to develop plans for further transformative actions that will enhance shareholder value.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Subject to and conditioned upon the CF Transition Date, any issuance of the equity securities contemplated by the Master Equity Agreement or Exchange Agreement will be conducted in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and any such securities will not be registered under the Securities Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 8, 2024, in connection with the Third Amendment, the Company, with the consent of the stockholders required thereby, amended the Certificate of Designations of the Company for its 9.00% Series A Convertible Participating Preferred Stock (the “Second Amendment to the Certificate of Designations”), to among other things amend certain definitions contained therein and amend the scope and timing of delivery of certain financial statements with respect to the Company to the holders of the Parent Series A Preferred Stock.

The foregoing is not a complete description of the Second Amendment to the Certificate of Designations and is qualified by reference to the full text and terms of the Second Amendment to the Certificate of Designations, which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
In connection with transactions contemplated by the Third Amendment, on April 8, 2024, certain stockholders of the Company representing more than a majority of the voting power of the issued and outstanding Parent Series A Preferred Stock acted by written consent in lieu of a special meeting to (i) approve the Second Amendment to the Certificate of Designations and (ii) approve the Master Equity Agreement and the transactions contemplated thereby.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the Company’s commitments; efforts which have or may be undertaken to restructure its operations; and the Company’s expected savings from those restructuring activities. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to restructure operations; employee attrition and the Company’s ability to retain senior management and other key personnel due to the uncertainties; and the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities.

Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Second Amendment to the Certificate of Designations of 9.00% Series A Convertible Participating Preferred Stock, dated as of April 8, 2024.
10.1	Third Amendment to Loan and Security Agreement, dated as of April 8, 2024.
10.2	Master Equity Agreement, dated as of April 8, 2024.
10.3	Exchange Agreement, dated as of April 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE HOLDINGS CORPORATION
(Registrant)

Date: April 10, 2024	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary